EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Libbey Inc. (the “Company”) hereby certify, to such officers' knowledge, that:

(i)       the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2020	By:	/s/ Michael P. Bauer
Michael P. Bauer
Chief Executive Officer

/s/ Juan Amezquita
Juan Amezquita
Senior Vice President, Chief Financial Officer